Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES FOURTH QUARTER 2020 RESULTS

Houston, Texas

March 11, 2021

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE:SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its fourth quarter and full year ended December 31, 2020.

Notable fourth quarter items include:

•

Entered into definitive agreement to sell Windcat Workboat Holdings Ltd. (“Windcat”) and its crew transfer business with the transaction closing on January 12, 2021. SEACOR Marine received net cash proceeds of approximately US$42.6 million. The buyer also assumed all of the approximately GBP£20.4 million of debt outstanding under Windcat’s existing revolving credit facility.  SEACOR Marine recognized a gain on the sale of approximately US$22.8 million, which will be reflected in SEACOR Marine’s financial results for the first quarter of 2021.

•	Average dayrates, excluding those for the wind crew transfer vessel fleet, were $10,931 in the fourth quarter of 2020 compared to $10,846 in the fourth quarter of 2019.

•

$9.7 million in equity in losses of 50% or less owned companies. These losses are mostly non-cash and non-recurring charges in our joint ventures in Latin America as a result of the recognition of losses originating in our investment in UP Offshore in Brazil. These charges will be offset by reduced income tax expense in current and future periods.

•

Delivery and entry into service of a new platform supply vessel equipped with a hybrid battery power system. This was the last vessel delivery of the eight modern platform supply vessels acquired in connection with our SEACOSCO transaction.  The vessel commenced a long-term charter in December. The average age for the Company’s owned fleet is now seven years, one of the youngest in the industry.

•

The COVID-19 pandemic has continued to impact revenues and costs for the fourth quarter of 2020. SEACOR Marine will continue to closely monitor the level of activity from its oil and gas customers and adjust its operations accordingly.

As a result of the announced sale of Windcat, SEACOR Marine classified the Windcat crew transfer assets as held for sale as of December 31, 2020. All of the results presented for all periods exclude the Windcat operations, which are classified as discontinued operations.

SEACOR Marine’s consolidated operating revenues from continuing operations for the fourth quarter of 2020 were $36 million, operating loss was $16.9 million, and direct vessel profit (“DVP”)(1) was $10.5 million. This compares to consolidated operating revenues from continuing operations of $42.5 million, operating loss of $10.6 million, and DVP of $19.9 million in the fourth quarter of 2019. The reduction in DVP in the fourth quarter of 2020 was primarily driven by lower revenues in the United States. For the fourth quarter of 2020, net loss attributable to SEACOR Marine’s continuing operations was $38.9 million ($1.54 loss per basic and diluted share). This compares to a net loss from continuing operations for the fourth quarter of 2019 of $19.5 million ($0.76 loss per basic and diluted share).

Chief Executive Officer John Gellert provided the following comments on SEACOR Marine's fourth quarter results:

I am very pleased with SEACOR Marine’s response to the most challenging year in the current industry cycle and thank all of our employees for their dedication and hard work during extremely difficult conditions in 2020.

The fourth quarter results reflect continued depressed levels of utilization, primarily for our liftboat fleet in the United States, higher expenses in connection with COVID-19 operating protocols, and seasonality.

Utilization for our fleet in the Gulf of Mexico during the fourth quarter was 7%, a slight improvement from 5% in the prior two quarters, but enough to generate positive DVP in the region for the first time since COVID-19 hit.  I see this as a good example that marginal improvements will have significant positive impact on our results.

Internationally, revenues and utilization were mostly flat, except for higher out-of-service time. Expenses were $4.9 million higher than in the fourth quarter of 2019, mostly due to increased expenses associated with COVID-19 operating protocols and higher expenses in the Middle East.

Additionally, our results reflect our share of the equity losses in our joint ventures in Latin America primarily in our UP Offshore investment in Brazil. However, I want to note that these are non-recurring and non-cash losses, and will be offset by increased tax savings. Although the investment in UP Offshore has not met our expectations, our joint ventures in Latin America continue to perform well and closed the year generating substantial cash flow.

More broadly, I am optimistic about the future for SEACOR Marine:

-

Commodity prices supporting our oil and gas markets recovered substantially in the fourth quarter of 2020, reaching pre-pandemic levels for the first time, with continued upward momentum since the beginning of 2021. We are already seeing a welcome increase in inquiries from our customers as they regain confidence to carry out previously deferred capital expenditure plans or consider incremental offshore activity.

-

COVID-19 operating protocols are getting clearer and better every day. Although we continue to see high expenses in connection with COVID-19 operating conditions, we also see better coordination in the countries where we operate. These measures, together with the worldwide vaccination campaign underway are positive. Nonetheless, difficulties remain, and we recently joined the Neptune Declaration urging the implementation of certain actions in support of seafarer wellbeing and crew changes.

-

Our liquidity is strong with $42.6 million of net cash proceeds from the Windcat sale. Additionally, we expect to collect more than $30 million in tax refund claims under the CARES Act. We remain committed to managing our balance sheet prudently, including the use of non-recourse debt to efficiently allocate our capital.

-

We have a diverse and technologically superior asset base with a dedicated and motivated team of employees. We have continued investing through the entire cycle and taken advantage of the opportunities to rejuvenate and enhance our fleet substantially.

SEACOR Marine is also uniquely positioned to benefit from an increasing focus on sustainability and the transition to a lower carbon economy. Among other initiatives, we have established a formal ESG Program, which is complemented by our unique fleet mix that includes liftboat assets that are poised to assist in the development of the U.S. offshore wind market, and modern platform support vessels with hybrid power systems that improve fuel efficiency and reduce emissions. We have been an early adopter of hybrid power vessel technology, with nine systems currently deployed. Additionally, we expect the heightened ESG focus in the industry to increase activity on meeting plug and abandonment, and decommissioning obligations in the Gulf of Mexico, for which our U.S. flag assets are well suited.

Lastly, I would like to acknowledge the crews and shore-based SEACOR Marine employees for their professionalism and commitment to maintaining safe and reliable operations in a difficult environment. They have continued to drive the business forward by providing uninterrupted service to our clients during unprecedented and challenging times.

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability when applied to reportable segments and a non-GAAP measure when applied to individual vessels, fleet categories or the combined fleet.  DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation and interest expense for owned vessels vs. leased-in expense for leased-in vessels).  DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures.  DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP.  See page 5 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide.  SEACOR Marine and its joint ventures operate a diverse fleet of offshore support and specialty vessels that deliver cargo and personnel to offshore installations; handle anchors and mooring equipment required to tether rigs to the seabed; tow rigs and assist in placing them on location and moving them between regions; provide construction, well workover and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance and repair.  Additionally, SEACOR Marine’s vessels provide accommodations for technicians and specialists, safety support and emergency response services.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements.  Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters.  Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company.  These statements are not guarantees of future performance and actual events or results may differ significantly from these statements.  Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements.  Forward-looking statements speak only as of the date of the document in which they are made.  The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law.  It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any).  These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact

InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF LOSS

(in thousands, except share data)

	Three Months Ended December 31,		Year ended December 31,
	2020	2019	2020	2019
Operating Revenues	$36,044	$42,478	$141,837	$174,453
Costs and Expenses:
Operating	25,562	22,567	91,145	109,523
Administrative and general	8,556	10,577	40,051	39,791
Lease expense	1,798	3,477	7,525	15,840
Depreciation and amortization	15,247	13,733	57,167	57,166
	51,163	50,354	195,888	222,320
(Loss) Gain on Asset Dispositions and Impairments, Net	(1,796)	(2,679)	(17,588)	(6,461)
Operating Loss	(16,915)	(10,555)	(71,639)	(54,328)
Other Income (Expense):
Interest income	61	546	1,273	1,389
Interest expense	(8,288)	(7,130)	(30,691)	(28,956)
SEACOR Holdings guarantee fees	(11)	(21)	(47)	(108)
Derivative gains (losses), net	(894)	(663)	4,310	71
Foreign currency gains, net	(1,286)	(1,657)	(1,294)	(2,541)
Other, net	(19)	(1)	(19)	(1)
	(10,437)	(8,926)	(26,468)	(30,146)
Loss from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(27,352)	(19,481)	(98,107)	(84,474)
Income Tax Benefit	1,865	(2,319)	(22,924)	(7,969)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(29,217)	(17,162)	(75,183)	(76,505)
Equity in Losses of 50% or Less Owned Companies	(9,681)	(2,277)	(8,163)	(14,459)
Loss from Continuing Operations	(38,898)	(19,439)	(83,346)	(90,964)
(Loss) Income on Discontinued Operations, Net of Tax	51	(2,479)	364	(7,731)
Net Loss	(38,847)	(21,918)	(82,982)	(98,695)
Net Loss attributable to Noncontrolling Interests in Subsidiaries	(31)	(1,463)	(4,067)	(5,858)
Net Loss attributable to SEACOR Marine Holdings Inc.	$(38,816)	$(20,455)	$(78,915)	$(92,837)

Basic and Diluted Loss Per Common Share and Warrants of SEACOR Marine Holdings Inc.
Continuing operations	$(1.54)	$(0.76)	$(3.20)	$(3.62)
Discontinued operations	-	(0.10)	0.02	$(0.33)
	$(1.54)	$(0.86)	$(3.18)	$(3.95)
Weighted Average Common Shares and Warrants Outstanding:
Basic and diluted shares	25,265,812	23,831,920	24,785,744	23,513,925

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF LOSS

(in thousands, except statistics and per share data)

	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
Time Charter Statistics:
Average Rates Per Day	$10,931	$11,052	$10,746	$10,886	$10,846
Fleet Utilization	51%	54%	57%	57%	62%
Fleet Available Days	5,824	5,807	5,258	5,361	5,726
Operating Revenues:
Time charter	$32,693	$34,824	$32,389	$33,549	$38,259
Bareboat charter	732	677	723	724	834
Other marine services	2,619	700	813	1,394	3,385
	36,044	36,201	33,925	35,667	42,478
Costs and Expenses:
Operating:
Personnel	13,057	13,401	10,704	11,186	12,726
Repairs and maintenance	3,445	3,764	3,612	3,840	3,318
Drydocking	1,753	585	566	1,365	766
Insurance and loss reserves	1,670	1,764	1,489	840	1,557
Fuel, lubes and supplies	2,081	2,131	2,075	1,841	2,193
Other	3,556	3,074	1,682	1,664	2,007
	25,562	24,719	20,128	20,736	22,567
Direct Vessel Profit (1)	10,482	11,482	13,797	14,931	19,911
Other Costs and Expenses:
Lease expense	1,798	1,200	1,202	3,325	3,477
Administrative and general	8,556	8,861	13,241	9,393	10,577
Depreciation and amortization	15,247	14,833	13,725	13,362	13,733
	25,601	24,894	28,168	26,080	27,787
(Losses) Gains on Asset Dispositions and Impairments, Net	(1,796)	233	(3,453)	(12,572)	(2,679)
Operating Loss	(16,915)	(13,179)	(17,824)	(23,721)	(10,555)
Other Income (Expense):
Interest income	61	34	516	662	546
Interest expense	(8,288)	(8,312)	(6,717)	(7,374)	(7,130)
SEACOR Holdings guarantee fees	(11)	(11)	(9)	(16)	(21)
Derivative losses (gains), net	(894)	5	85	5,114	(663)
Foreign currency gains, net	(1,286)	(911)	193	710	(1,657)
Other, net	(19)	—	—	—	(1)
	(10,437)	(9,195)	(5,932)	(904)	(8,926)
Loss Before from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(27,352)	(22,374)	(23,756)	(24,625)	(19,481)
Income Tax (Benefit) Expense	1,865	(3,120)	(15,007)	(6,662)	(2,319)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(29,217)	(19,254)	(8,749)	(17,963)	(17,162)
Equity in Losses of 50% or Less Owned Companies	(9,681)	(588)	2,081	25	(2,277)
Loss from Continuing Operations	(38,898)	(19,842)	(6,668)	(17,938)	(19,439)
(Loss) Income from Discontinued Operations, Net of Tax	51	1,765	602	(2,054)	(2,479)
Net Loss	(38,847)	(18,077)	(6,066)	(19,992)	(21,918)
Net (Loss) Income attributable to Noncontrolling Interests in Subsidiaries	(31)	4	7	(4,047)	(1,463)
Net Loss attributable to SEACOR Marine Holdings Inc.	$(38,816)	$(18,081)	$(6,073)	$(15,945)	$(20,455)

Basic and Diluted Income (Loss) Per Common Share and Warrants of SEACOR Marine Holdings Inc.
Continuing operations	$(1.54)	$(0.79)	$(0.26)	$(0.58)	$(0.76)
Discontinued operations	—	0.07	0.02	(0.08)	(0.10)
	$(1.54)	$(0.72)	$(0.24)	$(0.66)	$(0.86)
Weighted Average Common Shares and Warrants Outstanding:
Basic and Diluted	25,265	24,989	24,851	23,989	23,832
Common Shares and Warrants Outstanding at Period End	24,919	24,996	24,899	24,854	23,708

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$18,405	$19,397	$15,574	$20,988	$19,285
Fleet utilization	7%	5%	5%	11%	20%
Fleet available days	1,797	1,871	1,842	1,864	1,956
Out-of-service days for repairs, maintenance and drydockings	45.25	37	32	116	6
Out-of-service days for cold-stacked status	1,472	1,576	1,465	1,301	1,301
Operating Revenues:
Time charter	$2,352	$1,668	$1,478	$4,375	$7,408
Bareboat charter	732	731	723	724	732
Other marine services	794	473	513	642	516
	3,878	2,872	2,714	5,741	8,656
Direct Costs and Expenses:
Operating:
Personnel	2,372	2,481	2,284	2,928	3,432
Repairs and maintenance	386	338	314	617	782
Drydocking	-	-	110	1,057	252
Insurance and loss reserves	507	778	354	135	566
Fuel, lubes and supplies	208	251	189	524	407
Other	116	85	93	79	102
	3,589	3,933	3,344	5,340	5,541
Direct Vessel Profit (Loss) (1)	$289	$(1,061)	$(630)	$401	$3,115
Other Costs and Expenses:
Lease expense	$677	$716	$741	$2,138	$2,283
Depreciation and amortization	5,854	4,961	5,254	5,358	5,474

Africa, primarily West Africa
Time Charter Statistics:
Average rates per day worked	$8,674	$8,364	$9,001	$9,249	$9,435
Fleet utilization	64%	71%	85%	89%	88%
Fleet available days	1,288	1,288	1,304	1,346	1,349
Out-of-service days for repairs, maintenance and drydockings	120	45	90	56	68
Out-of-service days for cold-stacked status	276	124	—	—	—
Operating Revenues:
Time charter	$7,196	$7,641	$9,944	$11,095	$11,249
Other marine services	233	(385)	(480)	167	1,216
	7,429	7,256	9,464	11,262	12,465
Direct Costs and Expenses:
Operating:
Personnel	2,714	2,597	2,546	2,695	3,230
Repairs and maintenance	1,295	1,066	1,379	1,435	1,242
Drydocking	1,269	481	256	8	253
Insurance and loss reserves	378	267	188	193	369
Fuel, lubes and supplies	747	994	727	472	817
Other	(838)	686	565	571	976
	5,565	6,091	5,661	5,374	6,887
Direct Vessel Profit (1)	$1,864	$1,165	$3,803	$5,888	$5,578
Other Costs and Expenses:
Lease expense	$1,056	$430	$417	$1,126	$757
Depreciation and amortization	2,673	2,667	2,889	2,604	2,608

SEACOR MARINE HOLDINGS INC.

 UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$9,455	$9,670	$10,245	$9,634	$8,843
Fleet utilization	75%	78%	82%	73%	82%
Fleet available days	1,840	1,809	1,613	1,671	1,901
Out-of-service days for repairs, maintenance and drydockings	68	89	113	200	15
Out-of-service days for cold-stacked status	169	76	61	48	153
Operating Revenues:
Time charter	$13,008	$13,672	$13,605	$11,767	$13,840
Other marine services	927	296	514	420	678
	13,935	13,968	14,119	12,187	14,518
Direct Costs and Expenses:
Operating:
Personnel	5,411	5,171	3,795	3,811	4,129
Repairs and maintenance	842	1,564	1,580	1,246	973
Drydocking	41	104	200	414	146
Insurance and loss reserves	501	451	430	339	408
Fuel, lubes and supplies	604	482	955	665	769
Other	3,618	1,771	819	683	635
	11,017	9,543	7,779	7,158	7,060
Direct Vessel Profit (1)	$2,918	$4,425	$6,340	$5,029	$7,458
Other Costs and Expenses:
Lease expense	$47	$46	$32	$45	$42
Depreciation and amortization	4,505	4,379	3,921	3,790	3,963

Latin America
Time Charter Statistics:
Average rates per day worked	$12,921	$13,355	$10,752	$9,397	$8,649
Fleet utilization	82%	99%	97%	93%	69%
Fleet available days	716	655	408	389	429
Out-of-service days for repairs, maintenance and drydockings	66	7	—	3	35
Out-of-service days for cold-stacked status	—	—	—	—	65
Operating Revenues:
Time charter	$7,538	$8,621	$4,251	$3,396	$2,541
Bareboat charter	—	—	—	—	102
Other marine services	555	212	168	149	261
	8,093	8,833	4,419	3,545	2,904
Direct Costs and Expenses:
Operating:
Personnel	1,764	2,342	1,377	1,215	1,081
Repairs and maintenance	780	704	255	392	234
Drydocking	443	—	—	(114)	114
Insurance and loss reserves	150	138	105	69	79
Fuel, lubes and supplies	416	307	132	135	127
Other	497	444	123	305	188
	4,050	3,935	1,992	2,002	1,823
Direct Vessel Profit (1)	$4,043	$4,898	$2,427	$1,543	$1,081
Other Costs and Expenses:
Lease expense	$18	$9	$9	$9	$9
Depreciation and amortization	1,924	1,708	950	899	1,037

SEACOR MARINE HOLDINGS INC.

 UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
Europe, Continuing Operations
Time Charter Statistics:
Average rates per day worked	34,999	35,000	34,192	32,038	35,000
Fleet utilization	40%	50%	100%	100%	100%
Fleet available days	184	184	91	91	92
Out-of-service days for repairs, maintenance and drydockings	18	—	—	—	—
Out-of-service days for cold-stacked status	92	92	—	—	—
Operating Revenues:
Time charter	$2,600	$3,220	$3,111	$2,916	$3,221
Bareboat charter	—	(54)	—	—	—
Other marine services	110	106	98	16	714
	2,710	3,272	3,209	2,932	3,935
Direct Costs and Expenses:
Operating:
Personnel	796	810	702	537	854
Repairs and maintenance	142	92	84	150	87
Drydocking	—	—	—	—	1
Insurance and loss reserves	134	130	412	104	135
Fuel, lubes and supplies	106	97	72	45	73
Other	164	88	82	26	106
	1,342	1,217	1,352	862	1,256
Direct Vessel Profit for Continuing Operations (1)	$1,368	$2,055	$1,857	$2,070	$2,679
Other Costs and Expenses:
Lease expense	$-	$-	$3	$7	$386
Depreciation and amortization	291	1,117	711	711	651

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
Anchor handling towing supply
Time Charter Statistics:
Average rates per day worked	$7,967	$7,388	$8,383	$8,012	$8,095
Fleet utilization	44%	54%	43%	39%	48%
Fleet available days	641	644	667	709	705
Out-of-service days for repairs, maintenance and drydockings	133	21	76	74	33
Out-of-service days for cold-stacked status	228	276	273	273	337
Operating Revenues:
Time charter	$2,236	$2,564	$2,413	$2,225	$2,714
Other marine services	433	(147)	(137)	559	1,076
	2,669	2,417	2,276	2,784	3,790
Direct Costs and Expenses:
Operating:
Personnel	1,149	950	853	892	1,212
Repairs and maintenance	542	432	679	408	330
Drydocking	847	(2)	(19)	22	-
Insurance and loss reserves	199	139	159	45	208
Fuel, lubes and supplies	258	148	168	216	145
Other	535	370	341	259	366
	3,530	2,037	2,181	1,842	2,261
Direct Vessel Profit (Loss) (1)	$(861)	$380	$95	$942	$1,529
Other Costs and Expenses:
Lease expense	$1,127	$505	$518	$1,216	$872
Depreciation and amortization	494	495	500	561	522

Fast support
Time Charter Statistics:
Average rates per day worked	$8,074	$8,421	$8,590	$8,472	$8,257
Fleet utilization	60%	63%	72%	76%	78%
Fleet available days	2,300	2,300	2,426	2,521	2,935
Out-of-service days for repairs, maintenance and drydockings	155	71	137	156	82
Out-of-service days for cold-stacked status	549	421	285	273	341
Operating Revenues:
Time charter	$11,151	$12,212	$15,078	$16,284	$18,877
Bareboat charter	732	731	723	724	732
Other marine services	(283)	(256)	(372)	(355)	(40)
	11,600	12,687	15,429	16,653	19,569
Direct Costs and Expenses:
Operating:
Personnel	4,409	4,180	4,166	4,659	5,071
Repairs and maintenance	1,604	1,642	1,922	2,278	1,873
Drydocking	912	587	274	36	357
Insurance and loss reserves	471	353	304	332	541
Fuel, lubes and supplies	836	976	1,180	904	1,098
Other	2,085	1,489	1,203	1,000	1,346
	10,317	9,227	9,049	9,209	10,286
Direct Vessel Profit (1)	$1,283	$3,460	$6,380	$7,444	$9,283
Other Costs and Expenses:
Lease expense	$352	$351	$352	$352	$352
Depreciation and amortization	5,113	5,105	5,405	5,118	5,447

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
Supply
Time Charter Statistics:
Average rates per day worked	$11,373	$11,355	$8,477	$7,360	$7,179
Fleet utilization	63%	74%	83%	79%	87%
Fleet available days	1,360	1,257	527	2,521	338
Out-of-service days for repairs, maintenance and drydockings	12	23	13	3	—
Out-of-service days for cold-stacked status	353	229	61	—	—
Operating Revenues:
Time charter	$9,714	$10,541	$3,713	$2,520	$2,114
Bareboat charter	—	(55)	—	—	102
Other marine services	482	92	(53)	(69)	582
	10,196	10,578	3,660	2,451	2,798
Direct Costs and Expenses:
Operating:
Personnel	3,364	3,821	1,591	1,206	1,369
Repairs and maintenance	735	968	375	348	159
Drydocking	(2)	—	197	—	142
Insurance and loss reserves	238	230	106	67	65
Fuel, lubes and supplies	622	601	219	119	377
Other	1,205	1,022	246	397	314
	6,162	6,642	2,734	2,137	2,426
Direct Vessel Profit (Loss) (1)	$4,034	$3,936	$926	$314	$372
Other Costs and Expenses:
Lease expense	$—	$—	$—	$—	$381
Depreciation and amortization	3,060	2,673	1,000	787	823

Specialty
Time Charter Statistics:
Fleet available days	—	42	91	91	92
Out-of-service days for cold-stacked status	—	42	91	91	92
Operating Revenues:
Other marine services	$—	$—	$—	$—	$—

Direct Costs and Expenses:
Operating:
Personnel	—	—	—	13	6
Repairs and maintenance	—	35	46	11	5
Insurance and loss reserves	(7)	13	16	20	9
Fuel, lubes and supplies	—	(8)	(2)	22	—
Other	—	32	67	101	64
	(7)	72	127	167	84
Direct Vessel Loss (1)	$7	$(72)	$(127)	$(167)	$(84)
Other Costs and Expenses:
Operating:
Depreciation and amortization	$—	$27	$127	$128	$128

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
Liftboats
Time Charter Statistics:
Average rates per day worked	$24,561	$27,947	$24,894	$27,513	$27,453
Fleet utilization	27%	23%	30%	31%	36%
Fleet available days	1,432	1,472	1,456	1,456	1,472
Out-of-service days for repairs, maintenance and drydockings	18	64	9	141	6
Out-of-service days for cold-stacked status	880	899	816	664	657
Operating Revenues:
Time charter	$9,406	$9,319	$11,001	$12,339	$14,375
Other marine services	395	316	306	250	732
	9,801	9,635	11,307	12,589	15,107
Direct Costs and Expenses:
Operating:
Personnel	3,742	3,963	3,545	4,097	4,588
Repairs and maintenance	524	624	407	650	776
Drydocking	(1)	—	111	1,307	267
Insurance and loss reserves	690	1,055	893	679	711
Fuel, lubes and supplies	349	370	343	490	550
Other	1,642	538	219	147	338
	6,946	6,550	5,518	7,370	7,230
Direct Vessel Profit (1)	$2,855	$3,085	$5,789	$5,219	$7,877
Other Costs and Expenses:
Lease expense	$19	$31	$44	$1,497	$1,497
Depreciation and amortization	6,009	5,980	6,081	6,128	6,136

Crew transfer
Time Charter Statistics:
Average rates per day worked	$2,025	$2,025	$2,025	$1,982	$2,023
Fleet utilization	100%	100%	100%	60%	48%
Fleet available days	92	92	91	151	184
Out-of-service days for repairs, maintenance and drydockings	—	—	—	—	4
Out-of-service days for cold-stacked status	—	—	—	48	92
Operating Revenues:
Time charter	$187	$187	$184	$181	$179
Other marine services	1	(9)	(10)	(12)	3
	188	178	174	169	182
Direct Costs and Expenses:
Operating:
Personnel	69	72	47	72	65
Repairs and maintenance	34	16	56	92	28
Drydocking	(3)	—	—	—	—
Insurance and loss reserves	5	-	—	—	18
Fuel, lubes and supplies	3	6	10	4	4
Other	18	24	23	11	21
	126	118	136	179	136
Direct Vessel Profit (1)	$62	$60	$38	$(10)	$46
Other Costs and Expenses:
Lease expense	—	—	—	—	—
Depreciation and amortization	1,541	62.0	62	31	170

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
Other Activity
Operating Revenues:
Other marine services	$1,591	$720	$1,056	$1,029	$1,032
	1,591	720	1,056	1,029	1,032
Direct Costs and Expenses:
Operating:
Personnel	324	415	502	247	415
Repairs and maintenance	6	47	128	53	147
Insurance and loss reserves	74	(26)	11	(303)	5
Fuel, lubes and supplies	13	38	157	86	19
Other	(1,928)	(401)	(417)	(251)	(442)
	(1,511)	73	381	(168)	144
Direct Vessel Profit (1)	$3,102	$647	$675	$1,197	$888
Other Costs and Expenses:
Lease expense	$300	$335	$241	$285	$375
Depreciation and amortization	(970)	545	553	552	507

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
ASSETS
Current Assets:
Cash and cash equivalents	$32,666	$42,314	$51,888	$67,441	$81,382
Restricted cash	3,352	3,352	3,352	3,353	3,104
Receivables:
Trade, net of allowance for doubtful accounts	45,325	48,294	52,169	43,602	43,050
Other	10,924	18,365	13,814	27,249	18,239
Receivables from SEACOR Holdings	18,832	18,814	14,394	—	—
Tax Receivable	13,556	11,770	—	—	—
Inventories	576	573	1,409	1,575	1,228
Prepaid expenses and other	3,230	3,438	2,835	2,092	1,940
Assets held for sale	50,235	46,768	44,616	54,182	45,718
Total current assets	178,696	193,688	184,477	199,494	194,661
Property and Equipment:
Historical cost	1,012,873	996,370	987,741	857,118	899,024
Accumulated depreciation	(291,538)	(280,468)	(271,097)	(264,365)	(308,917)
	721,335	715,902	716,644	592,753	590,107
Construction in progress	32,327	51,969	52,456	49,186	70,806
Net property and equipment	753,662	767,871	769,100	641,939	660,913
Right-of-Use Asset - Operating Leases	7,134	7,670	8,148	8,286	16,537
Right-of-Use Asset - Finance Lease	129	137	—	—	—
Investments, at Equity, and Advances to 50% or Less Owned Companies	75,308	84,701	87,177	109,844	120,831
Construction Reserve Funds	—	—	—	3,745	12,893
Other Assets	2,734	3,108	3,200	3,227	3,358
	$1,017,663	$1,057,175	$1,052,102	$966,535	$1,009,193
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$7,030	$9,446	$11,579	$13,167	$14,896
Current lease liability - Finance	36	27	-	—	—
Current portion of long-term debt	32,377	52,108	51,793	37,084	17,802
Accounts payable and accrued expenses	29,967	28,888	21,323	30,064	24,598
Due to SEACOR Holdings	—	—	—	66	74
Other current liabilities	31,467	29,548	29,642	29,154	35,387
Liabilities held for sale	30,927	28,555	28,882	27,392	27,540
Total current liabilities	131,804	148,572	143,219	136,927	120,297
Long-Term Operating Lease Liabilities	4,345	5,239	6,067	7,352	9,255
Long-Term Finance Lease Liabilities	105	113	—	—	—
Long-Term Debt	440,510	426,711	422,569	333,121	355,714
Conversion Option Liability on Convertible Senior Notes	2	1	6	91	5,205
Deferred Income Taxes	35,822	36,075	23,740	25,793	33,564
Deferred Gains and Other Liabilities	3,239	3,810	5,137	7,940	6,234
Total liabilities	615,827	620,521	600,738	511,224	530,269
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	235	235	232	231	219
Additional paid-in capital	451,179	450,320	449,116	447,425	429,318
(Accumulated Deficit) Retained earnings	(51,839)	(13,023)	5,058	11,131	27,076
Shares held in treasury	(848)	(848)	(847)	(844)	(669)
Accumulated other comprehensive loss, net of tax	2,790	(380)	(2,541)	(2,971)	1,548
	401,517	436,304	451,018	454,972	457,492
Noncontrolling interests in subsidiaries	319	350	346	339	21,432
Total equity	401,836	436,654	451,364	455,311	478,924
	$1,017,663	$1,057,175	$1,052,102	$966,535	$1,009,193

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Joint Ventured	Leased-in	Managed	Total
December 31, 2020
AHTS	4	—	2	—	6
FSV	26	5	1	1	33
Supply	15	27	—	1	43
Specialty	—	3	—	—	3
Liftboats	14	—	1	—	15
Crew Transfer Assets Held for Sale	40	5	—	—	45
Crew transfer Continuing Operations	1	—	—	—	1
	100	40	4	2	146
September 30, 2020
AHTS	4	—	3	—	7
FSV	26	5	1	1	33
Supply	14	27	—	2	43
Specialty	—	3	—	—	3
Liftboats	14	—	2	—	16
Crew Transfer Assets Held for Sale	40	4	—	—	44
Crew transfer Continuing Operations	1	—	—	—	1
	99	39	6	3	147